UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934





  Date of Report (Date of earliest event reported) May 2, 2003



                         CHINA WORLD TRADE CORPORATION
             (Exact name of registrant as specified in its chapter)


           Nevada                        000-26119               87-0629754

(State or other jurisdiction            (Commission           (IRS Employer
     of incorporation)                  File Number)         Identification No.)

4th Floor, Goldlion District Network Center
        138 Tiyu Road East, Tianhe
                   Guangzhou, PRC                                510620
   _______________________________                    __________________________

  (Address of principal executive offices)                     (Zip Code)



     Registrant's telephone number, including area code (001)(8620)3878-0286



                                 Not Applicable

          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On May 1, 2003, Mr. Alfred Or and Mr. David Jones resigned as Directors of the Registrant. Previously, on December 31, 2002, Mr. Wai Tung Cheung resigned as a Director of the Registrant. On May 2, 2003, pursuant to a majority vote of Directors of the Registrant, the Board of Directors, appointed Mr. Chi Hung Tsang, Mr. Ringo Leung and Mr. Chi Ming Chan, respectively, to fill the vacancies on the Board of Directors created by the above mentioned resignations. Mr. John H.W. Hui resigned as Chairman of the Board of Directors and Mr. Tsang was appointed Chairman in his place. Each of Mr. Leung and Mr. Chan will act as independent directors. Additionally, pursuant to the By-laws of the Registrant, the Board of Directors resolved to increase the number of directors from six Directors to eight Directors and have appointed Mr. Chaoming Luo and Mr. Keith Wong as Directors to fill the vacancies until the next annual meeting of stockholders. Mr. Keith Wong was also appointed the Chief Financial Officer of the Registrant.

        The new directors and officers assumed control of the Registrant from the members of the former Board of Directors, including Alfred Or, David Jones and Wai Tung Cheung who resigned as Directors as set forth above. There are no arrangements or understandings among the members of both the former and new control groups and their associates with respect to election of Directors or any related matters. There are no arrangements known to the Registrant, including any pledges by any person of securities of the Registrant, the operation of which may at a subsequent date result in a change in control of the Registrant. There are no family relationships between any directors or officers of the Registrant.

ITEM 2   .        ACQUISITION OR DISPOSITION OF ASSETS.
         Not Applicable

ITEM 3   .        BANKRUPTCY OR RECEIVERSHIP.
         Not Applicable

ITEM 4            CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On  May  2,  2003,  the  Registrant  dismissed  Robison,   Hill  &  Co.
("Robison") as its independent certifying accountant and appointed the accounting firm of Moores Rowland. The decision to approve the dismissal of Robison and appoint Moores Rowland was approved by the Board of Directors of the Registrant.

         The reports of Robison on the Registrants financial statements for the fiscal year ended September 30, 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the unqualified opinion included an explanatory paragraph regarding the Registrant's ability to continue as a going concern.

         In connection with the audit of the Registrant for the most recent fiscal year ended September 30, 2002, there have been no disagreements with Robison on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Robison, would have caused that firm to make reference to the subject matter of such disagreements in connection with its report.

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

         The Registrant has requested Robison to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated May 2, 2003 is attached as Exhibit 16.1 to this report.

ITEM 5   .        OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Not Applicable

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.
         Not Applicable

ITEM 7   .        FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not Applicable
(b)      Not Applicable
(c)      Exhibits
         16.1 Letter from Robison, Hill & Co., dated May 2, 2003, to the Securities and Exchange Commission regarding its agreement with the statements made by the Registrant under Item 4 of this report.

ITEM 8.           CHANGE IN FISCAL YEAR.

         On May 1, 2003, the Board of Directors of the Registrant approved a change of the Registrant's fiscal year from September 30th to December 31st. When the Registrant's current fiscal year comes to an end on September 30th, 2003, the Registrant will file its annual report on Form 10-KSB as usual. However, the period from October 1, 2003 through December 31, 2003 will be a transition period for which the Registrant will file a transitional quarterly report on Form 10-QSB.

         The change in fiscal year was motivated by the Registrant's desire to have its fiscal year coincide with the fiscal year of Virtual Edge Limited, a 100% owned subsidiary of the Registrant, Guangzhou Wold Trade Center Club (a cooperative joint venture company established in Guangzhou Province, in the People's Republic of China, between Virtual Edge Limited, and Guangzhou City International Exhibition Co., Ltd.) and General Business Network (Holdings) Ltd, another 100% owned subsidiary of the Registrant.

ITEM 9            REGULATION FD DISCLOSURE.
         Not Applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.
         Not Applicable.

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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   China World Trade Corporation
                                                   (Registrant)

                                                   /s/ John H.W. Hui
                                                   _____________________________
                                                   by: John H.W. Hui
                                                       President


Date:  May 2, 2003
__________________________________

*Print name and title of the signing officer under his signature.

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


                                                                    Exhibit 16.1


                                                May 2, 2003
Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549


Dear Sirs/Madams:

         We have read Item 4 of China World Trade Corporation's Form 8-K dated May 2, 2003, and we agree with the statements made therein.

                                                Sincerely,

                                                /s/ Robison, Hill & Co.
                                                Certified Public Accountants












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